Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2026	Mar. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Gross amount of recognized financial asset	$ 19	$ 30
Amount set off	(10)	(7)
Net amount presented in balance sheet	9	23
Gross amount of recognized financial liability	(73)	(14)
Amount set off	10	7
Net amount presented in balance sheet	$ (63)	$ (7)